Exhibit 3.3

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

This Certificate of Amendment to Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 10-A, L.P. (the “Partnership”) is being executed and filed by the undersigned general partner under the Delaware Revised Uniform Limited Partnership Act.

ARTICLE ONE

The name of the Partnership is MEWBOURNE ENERGY PARTNERS 10-A, L.P.

ARTICLE TWO

Article Four of the Certificate of Limited Partnership of the Partnership is hereby amended in it entirety to read as follows:

The name and business address of the managing general partner of the Partnership are Mewboume Development Corporation, 3901 S. Broadway, Tyler, Texas 75701. The names of the investor general partners admitted to the Partnership are set forth on Exhibit A hereto. The business address of the investor general partners is 3901 S. Broadway, Tyler, Texas 75701.

IN WITNESS WHEREOF, the undersigned, the managing general partner of the Partnership and the attorney-in-fact for each of the investor general partners set forth on Exhibit A, by and through a duly authorized officer thereof, has executed this Certificate of Amendment to Certificate of Limited Partnership on this 2nd day of August, 2010.

MEWBOURNE DEVELOPMENT CORPORATION, acting for itself and as attorney-in-fact for each of the investor general partners as set forth on Exhibit A

By:	/s/ Roe Buckley
Roe Buckley, Chief Financial Officer

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME

RICK H WHITE REV TRUST	CLAIR SCHWENDEMAN

DONALD JAMES DORR REV LIV TRST	TRENT & DODIE HOLMGREN-KAMMAN

ESTHER CALCATERRA REV LIV TRST	WILMA C KIMBALL

SIMMONS REVOCABLE TRUST	SUDIP & LALITA ROY

EDWARD G & REBECCA A LIPPITT	THOMAS & DENISE CARR

MARY A SUCHAN REV LIVING TRUST	THOMAS N & MARY M MILBRANDT

RICHARD D LIND REV LIVING TRST	HERBERT NEIDES

KEVIN P KERTZ	JOHN D & KAY M VAN RYSWYK

R RUSSELL DARBY	SUZANNE W KOEBBE REV TRUST

BERNARD E RODELL REV LIV TRUST	JON T & MARIAN DAVENPORT TRUST

SZWARGULSKI REV LIV TRUST	DAVID SULLIVENT

HUMPHRIES REV LIVING TRUST	ROBERT & MARY CHITWOOD

DOROTHY I GOGGIO REV LIV TRUST	BLACKROCK ENTERPRISES LLC

GARY M & J DELORES NIEMEYER	ROBERT C & DENISE M WRIGHT

LINDA A KERTZ REVOCABLE TRUST	CAROL S ALLEN

MICHAEL F SCHUERMANN TRUST	JOYCE H WEISHAAR TRUST

BERNICE K TRULOVE REV TRUST	DANIEL M ROBBINS

JOHN G MERGNER SR	LARRY W & CONSTANCE D POWELL

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

J PAUL KITCHENS	DAVID E & TAMMY L WITTHUHN

DIESMAN FAM TRUST DTD 7/21/98	GARRY KINDER

SADASHIV D PARWATIKAR	KAREN S GULLEDGE

VERNON J & BETTY JANE SCHMITZ	GEORGE ROBERT CLUTTS

CARL J & JUDITH A MODZINSKI	ALICE R CLARK

JANIS A HART REV LIVING TRUST	STEVEN A NEWMAN

JOHN P CAVANAUGH REV LIV TRUST	TRAVIS G & PATRICIA KAMERICK

M J COSTIGAN & C L SEGERSTEN	CHRISTOPHER & KRISTEN CARNOHAN

TIPPIN REVOCABLE LIVING TRUST	TONY L DRUEKE

KAWASHIMA LIVING TRUST	STEVEN L RENTSCHLER

JANEY S WONG TRUST	DANIEL & ROBIN FULLER

JANET L HARRIS LIVING TRUST	LEE ZIEGLER

DANIEL F HEY	ROBERT & SHERRY GRATZ

GEORGE TURNER	SARAH M EVANS

MELVIN J JR & SUSAN RECTOR	RICHARD A LEADBETTER

MAU LIVING TRUST DTD 4/11/97	JOHN J HIGGS

GEORGE III & MICHELLE COOKE	ROBERT M & SARAH E SMITH

GEORGE H & JERI A LEVESQUE	JOHN JANSONIUS

PATRICIA P PETER REV LIV TRUST	GERALD D WININGS

MARGERY M MARSHALL TRUST	HARRY BLAIR & MARY SORRELLS

EVAH B JOHNSON REV LIV TRUST	JUNE N DEAL REV LIV TRUST

MILDRED M JOHNSON REV LIV TRST	D YALOWITZ & K KRZYZEWSKI

VERA LOPEZ REVOCABLE TRUST	THOMAS S & JILL C UDALL TRUST

PAULA M GULLEY	RICARDO & THERESA RODRIGUEZ

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

NANCY M FARMER TRUST	JOHNSTON FAMILY TRUST

MELBA JEAN WEHMEIER	STEVEN G & MAUREEN D MAU

MICHAEL T GREEN	CRAIG A SHEETS

TERRI J SWANSON	WAYNE A & CANDYCE SCHERR

A ROBERT NEURATH	RICHARD & ANN HUTCHSON

BECKMANN REVOCABLE LVING TRUST	JOHN P & JACQUELYN CARTER TRST

JIM KENNEDY	VAUX FAMILY REVOCABLE TRUST

THOMAS E & JOYCE L NICCUM TRST	DONALD S & MARIANNE T PICARD

DONALD L & CHARLOTTE LINQUIST	DONALD C DIPPOLD REV LV TRUST

LLOYD G & KAREN TURNER	RICHARD & LEONA SMITH

LLOYD W BAILEY MD	JOHN T & SUSAN B LADY

ALVIN M ABE	STANLEY-FORGE FAMILY TRUST

GENE NOWAK	MARTIN N & PATRICIA C BUXTON

SARA A PARSONS	MAYER BROTHERS

CLAIRE E BORK	LEONARD T WILLEY REV LIV TRUST

WALTER A BORK	BARRY J FITZPATRICK REV TRUST

HOLSTINE LIVING TRUST	B & B CULLEN FAMILY LTD PTRSHP

LOUIS EDWARD SANCLEMENTE TRUST	JERALD A & AMY L MOORE

NICHOLAS DEBENEDICTIS	JOHN R & BARBARA A SLABA

FOGLE LIVING TRUST	JEANI ANDERSON

DINEEN M EBERT REV TRUST	DEBORAH JEAN WALLEN REV TRUST

NANCY L DORLAC TRUST	CAROLYN G WILLEY LIV TRUST

JERRY L B YEE TRUST	LINDA H DRUCKER

DONALD RATAJCZAK PHD	LARRY HOLTZ

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

PHILLIP GRILLO	K RAMACHANDRAN & G RAMASWAMY

RICHARD W PATTON TUA	SUZANNE C KAROLCHYK

THOMAS & NORMA REILLY	BARNABA LIVING TRUST

VICTORIA J DORR TRUST	C SCOTT & BARBARA GUTSHALL

JAMES M STANFIELD	DANIEL UGGLA

STRUBING HEWITT REV LIV TRUST	LEO M DONOHOE

PATRICK J & BRENDA CLARKE TRST	LAWRENCE SMITH II TRUST

WAYNE F SCHILLY REV LIV TRUST	ROSICKY FAMILY REV LIV TRUST

ROBERT & LING FU WYLIE	LYLE O JR & LETZA B FOGLEMAN

JEAN KING	HAZEL S NISHIMURA LIV REV TRST

THE WEST TRUST	STEPHEN E HERZOG

HAROLD L & LILA M BUMANN TRUST	JAMES ACKERLY

NORMA J DILLS REV TRUST	PAUL D ANDERSON

ROBERT A & ELLA M RUSSELL	MYRON ELLINGSON

DONALD J BEARY	ARLYS B VERDOORN REV TRUST

JOHN J NESWADI JR	JOHN J STEENHAUSEN

CHARLES F & GLORIA BENZIE TRST	JAMES P RICE

JOAN L SEDLACEK TRUST	DOROTHEA R BELLOWS REV TRUST

LORENE A SEDLACEK TRUST	MICHAEL P & ANNE COSBY

RICHARD B SANFORD	DIANE F WAMHOFF REV TRUST

ROBERT ROGGE	ELIZABETH M WESTERBERG

JOHN R ARRIETA	W E GREINER & JACQUELINE BECK

JOE ED & NAN JO BURNAM	STACEY L KEAY

BOB & TINA LAMB	GEORGE RICHARD & JANICE ROARK

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

DECOSTERD LIVING TRUST	WILLIAM W HORN

GEORGE R HARTNETT	CAUSEN W & KATHY A ANDERSON

R JEFF BORLAND	STEVEN & SUSAN HOROWITZ

MARCIA J LOESING REV LIV TRUST	CLAYTON FISCHER

RONALD & CAROL SCHMIDT LIV TR	DAVID & KERRY MANSKE FAM TRUST

JOHN C TORRENCE	M MAC & DEBRA K AUSTIN

BRUCE B & GABRIELE D CLARK	WALLACE M WAKAHIRO TRUST

KLEFFNER REVOCABLE LIV TRUST	PETER HANASHIRO

LJ HANSARD MD & PA HASKELL MD	STEVEN A JULIUS

SUMIKO GUMMERT TRUST	B J STEWART

LEE D PENNINGTON	RAIN OAK CAPITAL PARTNERS LTD

SUE K & KENNETH KIVETT	JOHN H YAMAMOTO TRUST

A KEN FLAKE	JOHN P SCOTT JR

DEAN A HOLLAND	THOMAS M & BARBARA L QUINN

JOHN H TOWERS	V JEAN OWENS TRUST

JAMES GOMEZ TRUST	RALPH R SARNATARO LIVING TRUST

PALMER LIVING TRUST	GEORGE A & MARLYS L CHURCHILL

ROBERT W TOBEY	NICHOLAS M & MARY E KLAERS

RICHARD P CARNEY	CHARLES H & SANDRA C THORBORG

EDWARD P MURRAY	STEVE T & CYNTHIA L FROHNAUER

DAVID E YOUNG	JOHN LAING

WILLARD L & CLETA B DIX	ROBERT W OLSON

DAVID M & JANE DICKERSON TRUST	G YOUNG & C HIGA LIV TRUST

GEORGE & LOYD MARILYN WELCH	PATRICIA K BRANDT

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

BRIAN T HART	G YOUNG & C HIGA LIVING TRUST

WATSON REVOCABLE LIVING TRUST	ROY KAM SAU CHANG REV LIV TRST

THOMAS R SR & DONNA L KRINGS	GEORGE S YAMAMOTO

RICHARD A RENTSCHLER	KENNETH A HEITT

BOBBY T LEE REV LIVING TRUST	CHARLENE J FURNARI TRUST

STEPHEN W COLBY	JOHNSON GROUP INVESTMENTS LLC

DAVID S HODGES MD	NORMA K MACKAY

BRUCE J RAILEY	ERIC & LORI EGEA

AGNEW FAMILY TRUST	THADDEUS J & MINDAY L FORTIN

ARTHUR A YOSHIMURA	DOLPHINE D JONES

PATRICK J CONROY	HENRY A LILE

MICHAEL J POLLEY	MATTHEW & THERESA SORENSEN

DAVID GEORGE BASSITT TRUST	JACKIE GLEN & MARY D TRENT

FREDERICK D & GLENNA ENGLE	ARTHUR H LOEBL REV TRUST

MICHAEL E & JOAN E EDWARDS	BARBARA GAROFALO

MARGARET MCGEE SANFORD	STEPHEN K WINTORY

CHRISTOPHER D & MELISSA K LIND	BEVERLY SCHAMMEL-SPENADER TRST

ROSELLE SAU HOONG WONG TRUST	VIRGINIA R MINARD LIVING TRUST

REID T IWAMOTO	ROBERT E & DIANE A FRYE

JAMES R HEROLD	PALMETTO EXTERMINATORS INC

SUZANNE G RIKKOLA TRUST	2002 SUSAN E BLAND TRUST

JAMES W & ELAINE M BORLAND	ROBERT & LEONDRA LENTZ

MARILYN M SUE LIVING TRUST	ROBERT L SCHIFF

ADELE J FINLEY REV LIV TRUST	WILLIAM A & VALARIE J BARKER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

VERONICA S HARRIS LIV TRUST	FLORENCE M MATSUMURA

RONALD & JOAN SAEGER	KENNETH C & MITZI L MERCHANT

WOODROW W & EDITH WILSON TRUST	PATRICE STEPHENS

ROBERT C HARRINGTON REV TRUST	MARLEAH LESLIE

NED & SHARON DANUSER	JUDITH L BRUGGENTHIES TRUST

DORIS W FINDLAY TRUST	BEEGHLY LIVING TRUST

SARAH P BAILEY	ALDAS P NARIS

LEIGH ANN JENKINS MD	CLAY HINRICHS

C PATRICK & MARIA C CUNTZ	KIMIKO E & JOHN H YAMAMOTO

LEROY COOK	ROGER BOWERS

M F LONG II & LISA LONG REV TR	ALLISON STEELE REV TRUST AGMT

RHODES REVOCABLE LIVING TRUST	KELLY FAMILY TRUST

JOHN R SCHUENEMANN	STEPHEN KELLY

WITTHAUS FAMILY TRUST	WILLIAM M & JOAN M ROBERTS

JAMIE L VILLEGAS	SHARON LYNN JOHNSON 2006 TRUST

FANE S DOWNS	STEPHEN J KNEELEY

ROBERT C & MARY A DAVIS	PAUL H FRITZKE

WILLIAM F MARTIN	JAMES R CARLISLE

ZUMMALLEN LIVING TRUST	JAMES S & NANCY A VERHEI

DR RONALD H KOHLMEIER	CYNTHIA FLYNN

CAROLYN R SANDVIG	CLAUDIA J WRIGHT TRUST

RAY H II & JANIE G WRIGHT	JAN R HARDCASTLE LIVING TRUST

PATRICIA P BAILEY	RONALD J SALERNO

DIANA GARZA & BRANDEE SANBORN	JANET M ERNST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

VAN A NIEMELA & NANCYANN CROWE	JOSEPH J & BERYL STINE

WHITLOCK FAMILY LIVING TRUST	BIERMANN FAMILY TRUST

MARTIN NORWITZ	DONALD JOSEPH GUTER TRUST

JOAN S NORWITZ	DANIEL STAHL

SAUNDRA A ROHRER REV TRUST	WILLIAM F & ARLINE C ELY

JOYCE C MITSCH	DALE KATT

J C JAMES COOK III	TIFFANY M FRAZIER TRUST

JAMES R DAVIS	MARZULLO ARMSTRONG FAM TRUST

MICHAEL & DAWN CHITWOOD	WILLIAM RADFORD

MARY B & PAUL A LAZARE	JIMMY & MONICA DUNLAP

DR JACKIE PUJOL	WILLIAM PURCELL &PATRICIA BELL

MCINTOSH FAMILY TRUST-2005	JERRY C LONG

ROGER FRICKEL	WILLIAM E & ELIZABETH WALLACE

SIDNEY FLEISCHER	RICHARD I BROUGHTON

WILLIAM R TROEGNER	SANDRA C MILLER

RICHARD M LOWENSTEIN	RICHARD & SHIRLEY POTTS TRUST

JAY H JONES	DAVID C & MARY SWAIN

EMORY L MOORE	ROBERT STEWART

STEPHEN J & JO E SCHAAF	ROBERT & JANET GOLDSBOROUGH

GERALD W & MARY ANN ALLEN	GEORGE W GOODWIN

ROBERT F & MARGARET A RIVERS	KURT W & SUSAN K WHITESELL

HELEN RULEY	JOHN W RANKIN

LINDA SANBOR MCCARTHY	TERI F & JEFFREY S MILLER

ROY I HIGA LIVING TRUST	NANCY S BOLES

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

NORMAN R STRICKLAND JR	WILLIAM & MARY ELLEN SCHUMANN

MARTY GAWLAS	JOSEPH W & NANCY E ATKINSON

JOHN T PEISTRUP REV TRUST	MARY ELLEN SCHUMANN

DOUGLAS J & JACI L TERPSTRA	LYNNE KALATA

MICHAEL KITASHIMA	FRED & BEVERLY OLSON

JOHN D MICHAELSEN	ALSTON W PENFOLD

ROBERT C MAYER MD	DONALD & CYNTHIA SMYERS

TERESA V MITCHUM REV LIV TRUST	ROBERT L DUTTON TRUST

FRANCIS L PENRY TRUST AGMT	RUTH J MISCHNICK DEC OF TRUST

DEANNE W L HO	MURRAY P III & KAREN V STOVALL

BINDLER LIVING TRUST	MARION ELLIOTT STARKS

DOUGLAS S & GAYLE R HERBERT	EDMOND L SMITH

SCOTT & SARAH FREEDMAN	MARK A & JERI O OSTREM

THOMAS P KALMAN	RICHARD M & CYNTHIA J SMITH

SCOTT BRAYTON	KARA T VIG

DAVID L JR & DONNA T MAJCEN	GUY E NICHOLS

MARVIN & RUTH HIDDLESON TRUST	ANGELL FAMILY REV LIV TRUST

LEONARD ROSENBERG LIV TRUST	JAMES G & DEBORAH S BALASCHAK

SAUL & NANCY PILCHEN	MELVIN L & NANCY E VANDERWIEL

JOSEPH P & TONI M FINCO	STEVE & SHARON MENTESANA

STUART & NANCY H MILLER	LARRY R & JUDY K FOX

JACK & SANDRA PENDERGRAPH	MICHAEL A JAMES

RICHARD A ALLBEE	ANN E SCOTT REVOCABLE TRUST

PHILIP R & CATHY L WEBB	ROBERT E FROMM SR FAM TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

WENDELL P HUMMEL	DON L REESE REVOCABLE TRUST

CRABTREE ENTERPRISES LLC	TAYLOR FAMILY TRUST

STELLA M RUGGIANO	BIG SKY SOUND INC

JOHN & PATRICIA GLIDEWELL TRST	WILLIAM ASHLEY & TERESA PETERS

TONY K STEWART	ROBERT B & MARCIA J BARNES

JUSTIN J KLUG	DAVID L & DEBORAH A DAUGHTERS

BRUCE M & EIKO H BARRETT TRUST	JOSEPH T & SHARON W EMRICK

CHARLES W FOWLER	E DAVID & BARBARA E KING

WILLIAM W & JACQUELINE SPROUL	TERRANCE & ROSEMARY GREENWOOD

BROWN FAMILY LIVING TRUST	GLEN B DUNBAR III

JESTER FAMILY LIVING TRUST	TRESTLE CREEK STORAGE LLC

JEAN ANN K & WILLIAM J FREY	R BRIAN MITCHELL

RAYMOND J BUTTSCHAU TRUST	ROBERT B HARDCASTLE LIV TRUST

PHILIPPE VEETERS & M MAASSEN	RICHARD A & MARY ANN NICHOLS

TRUDY E KEANE REV LIV TRUST	SANDRA BLACK

MUNSTER FAMILY LIVING TRUST	MARENGO-ROWE LIVING TRUST

ARTHUR T & LUANN A SABOUNJIAN	ROGER & A VIRGINIA RIEDLEY

JOAN M WELTZIEN	LANA LINDSTROM

DAVID A HENLEY	DAVID A WENTZ

DAVID G BASSITT REV TRUST	KENNETH E & SUZANNE M RIEPE

ROBERT W ALFINI TRUST	BURDETT & SUE JOHNSTON

MARY LOU ALFINI TRUST	LOUIS RIVERA JR TRUST

CHARLOTTE LEE	JOSEPH PETRINGA

DR HARTLEY POLASKY	DONALD K & LORNA I NAKASONE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

MAGRID WICHERS	LEONA L WESTROM TRUST

JILL J LEVIN	RONALD L WESTROM TRUST

WAYNE & SHARON PASCHALL	SANDRA L GRIFFITH FAM TRUST I

RICHARD C GAGE	DALE G & SANDRA L GRIFFITH

PAUL J & SUZANNE K D’ORAZIO	JAMES W SCOTT

HILL-CURRIE FAMILY TRUST	JOHN & ERIKA DAVIS

ERNEST E OR ELIZABETH J LESTER	THE HAM FAMILY TRUST

BARBARA P CHAVATEL	JOHN G & MARY K HABERLE

JOHN W & ELISABETH HORVATH	LINDA S OLSON BIERI REV TRUST

CECELIA ANDRES	MICHAEL S FLOM LIVING TRUST

WINIFRED S & DONALD E WOOD	NANCY M & JOHN J WIRICK

BARRY F & SUSAN M OSWALT	GARY RASMUSSEN

JANIE T & ROBERT P SELLERS	GLENN & LYNN BAUMERT

NANCY HEDRICK	LEON & WENDY LADERACK 2008 TRS

D ALEX HICKLIN III	JIM & SYLVIA NOBLE

EUGENE F HOLLAND SR	HERRING FAMILY LIVING TRUST

CLAUDIA B HUBBARD	STEVEN KREITMAN

EMMETT & MEI LI KINNEY	MARY & WILLIAM TWELLMAN

GEORGE J JR & WINIFRED GILLEN	L DON MARCINKIEWICZ LIV TRUST

ROLLA G HENRY NON-MARITAL TRST	SEVERANCE LIVING TRUST

ROBERTA S PADGETT TRUST	DANIEL & GAYLE DECKER

JEROME E & JOAN R SMOLA	MICHAEL J & MARGARET FILINGERI

WILLIAM & CHERYL SAALI	THOMAS & LINDSEY SAMANIC

WILLIAM W SPROUL	THURSTON JOHNSON

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

GARY W MAZUREK	ANNE AYNESWORTH

ISAAC & SHOHREH YOMTOOB	CHRISTIAN & ANNE FROERER TRUST

WESTFALL REVOCABLE TRUST	JULIET DANZIG REV TRUST

RAUL N & SUSAN CALVO	HARENDRA NATHOO

ROBERT J & CATHERINE HEINSOHN	DR SYED I ALI

SUPPAN LIVING TRUST	MEHREEN SIDDIQUI

DONNA L HARVEY	DR SHERALI GOWANI

DONALD C TEMPLIN	PYARALI UMATIYA

ELLINGSON INVESTMENTS LLC	THE SCOTT FAMILY TRUST

BRADLEY & KIMBERLY HAWPE	DAVID A & LORI J ATHERTON

JOHN C HARVEY	NORBERT & THERESA BRUSER

ALAN D CHERRINGTON	JERROLD & RUTH SCHLEGEL

FREDDIE E MD & BARBARA WILSON	CHARLES AMENTA

JAMES P KNUST	SUSAN S PAONI

MICHAEL L FRITZ	JOHN & SHARON ROSCHAY

ROBERT W & JOYCE M TRECARTIN	CAROLYN P HARTLEY

ROBERT A WOHLMAN	GARY G HARTLEY

GRAEME M & LINDA A CASE TRUST	FRANK J ABRAMS JR TRUST

DOUGLAS J SHILLIDAY	BARBARA M BROWN

LEONARD & CORINNE BICKMAN TRST	MISTY E MAY-TREANOR

TED HASSELBRING	RUTH M SHUCK TRUST

JARVIS ANDREW KEEL JR	FRANKLYN G & LOLA MAPES TRUST

ERIC CUMMING	ARTHUR & DIANNE ANDERSON

MARC R & MARIANNE SPORTSMAN	DIANE M TOGAMI REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

GARY DE JONG	CALVIN & SHIRLEY RUSSELL

MAX & ROMA MILLER	FRANCIS & CATHERINE DECKER

SPENCER & MARGARET GRYZ TRUST	MAX & SYLVIA SOLOMON

MARK & BETSY BASS	SHAWN F & ALYSON D SCANLON

JOHN & JOANN CAHILL FAM TRUST	BRIAN P WENTZ

N FRANKLIN REEVES	VERNON JACKMAN COOLEY TRUST

GUANGHUA LIN & ZHIBEL YANG	JOSEPH HORTON

JAMES T SPEIRS RLT	JOE E MAXWELL

NORMAN RANDALL REEVES	WILLIAM D KLEIN

SCOTT REEVES	LYNNE C RYAN

MARY LEIGH ARMSTRONG NEIL	DIANNA JAQUA REV LIVING TRUST

PATRICIA YODER & ROBERT WISE	JOHN F & VALERIE E CARDARELLI

PATRICK A O’LEARY	MARY E & DONALD C DIPPOLD

WILLIAM CASAGRANDE	JOHN J & NANCY M WIRICK

LOUISA W RUCKER TRUST	DAVID A & ANNE M VERHELST TRST

RUSSELL D & WINDI B VERNER	ALAN MACKOVICKA

CHARLES E & MARY K WALKER	STANLEY & LIFSA SCHACHTER

NICK HATZIS	SHARON SCHORR

WILLIAM B HUBBARD	AMY G CHAUVIN

GWENDOLYN J SCHARP	RONALD E WILSON TRUST

HENRY J POLLEY	KATHRYN R HOLCOMB TRUST

LYNN MAGGIO	CONNIE MORRIS LIVING TRUST

MICHAEL M MACAULAY & JENNY SUN	ALLAN MOREIRA REV LIV TRUST

LYNNE SCHROEDER REV LIV TRUST	SANDRA Y S YAP

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

OLIN R PAINTER REV TRUST	DONALD W C CHAI LIVING TRUST

ANITA C DAVIS TRUST AGMT	THOMAS J HOON

BRANTLEY T & HARTLEY G ONLEY	DONNA SLATTERY

RAYMOND L FLAKE	YOUSHENG ZENG & QUAN WANG

GARY L & SHIRLEY J MATHES	INNE LEE JOONSAR TRUST

RONNY & KAREN POPE REV TRUST	JOHN H & HARU K POTTHOFF

NORMAN W & NIKKI L BENSON TRST	BRADFORD H BODLEY

PATRICIA MCGRATH LOTT TRUST	BAUGH FAMILY REVOCABLE TRUST

PAUL & AMANDA BROWN	RICHARD & KAREN ROWE

LINDA BOBO	R KENNETH & KATHRYN E BOWERS

JEFFREY A LIGGETT	DAVID & NANCY TEMPLETON TRUST

PFEIFFER-BENET FAMILY TRUST	BRADSTOCK REVOCABLE TRUST

JOHN M & DEBORAH L GENTRY	CHRISTINE L MCKENNA TRUST #1

GERALD R RUPP	BARBARA J CLARK

WILLIAM N ENGLE	DANIEL BURKHALTER / S CORRIGAN

SUSAN M LOWENSTEIN	LAWRENCE E & SUSAN SANDE

RONALD CARTER FAMILY TRUST	BRITTAIN FAMILY TRUST

THOMAS L & MARY C HEYOB	KNOWLES FAMILY TRUST

THOMAS M & MICHELLE LADD	FRED P HERNDON

ANITA KUSS	PETER T KAM

DAVID K ENDO TRUST	RONALD W OAKLEY

GEORGE R HIGDON	RONALD A SCHWARZ

EMMETT B FORMBY	WILLIAM B MCBEE

DONALD & MARION BAER TRUST	RICHARD L & PAMELA K AHLERS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

DAVID A & JEAN SHURTLIFF	KENNETH A & KAREN A BASILE

RALPH F HALL	KYLE E PASTERNAK

CANDACE HERBST	JAMES F & CHRISTA H JAHNCKE

DAVID H FRANCISCO	MARYLN L FARQUHAR

BRENT G & KRISTIE L BOEHRINGER	JOEL & HEATHER BIRCHMAN TRUST

SANDRA L PAGE	KENNETH HARPER

LYNIA BAILEY	NANCY MEIER

DOERING FAMILY REVOCABLE TRUST	ARTHUR J HERMES

MARK H & BEATRICE O COELHO	SUSAN W & STANLEY W SUCHMAN

DIANE LEWIS	WALTER & PAULINE J CHIDESTER

JOSEPH FRANK & JOAN GLICK	GREGORY RANDALL

DAVID T & KAREN KURIHARA	DONALD & BORGNY JENSEN

SANDRA DALEIDEN	STEPHEN A & CHRISTINE IGNOFFO

MCKEE FAMILY TRUST	ROBIN K MYERS

ANDREA M FOLTZ	TIMOTHY A REINHOLD

JAMES W ALLEN	JAMES & LOUISE HORIO JNT TRUST

DEAN J & JAYNE A HONEY	JOHN EMERICK JR

JEFFREY D HIBBERT	STEVEN T MANNING

DEBRA E WINDHAM REV TRUST	MARTIN H Y WONG RE LIV TRUST

JOSEPH H & MARCIA A HERNICK	RUTH R HASHISAKA

DAVID J LINDSTROM REV TRUST	JEFFREY R & GRETCHEN STREETER

ERIC A LANGE	MICHAEL WILLIAMSON

DAVID G SUCH	EVERETT E & STEFANY R SPITZNER

MATTHEW D BEALS	ROBERT & DORIS AKERS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

DENNIS S & GLORIA SIROSKY	J WAYNE & VIRGNIA M HOWARD

BRENT V RASTETTER	ROBERT D & BONNIE L ROSE

DAVID W ELLIOTT REV TRUST	WILLIAM R WILSON

JOSEPH & LIZETTE PETER FAM TRS	WILLIAM E B BAHRE

CRAIG S GRAHAM	JAMES W ELDRIDGE

GAZDIK FAMILY TRUST	ANTHONY C ROUNDS

DAVID J HICKS	HADI D REZAZAD

KEVIN D & LAURA D KIMBALL	JORGE TORRES-CARTAGENA

DANIEL S SCHWARTZ MD	ZERRUSEN FAMILY TRUST

WILLIAM W & DIANNE S HANSEN	KENNETH A HINKLE

MAYNARD NELSON	W MICHAEL & CAROLYN T VALE

EDWARD J & ARDIS N NAZER	THOMAS E KUENNING JR LIV TRUST

JOHN BICKERMAN	EDWARD BLAKE HARRISON

STANLEY J & SUZ-ANN KIRBY	NANCY WIEBE

THOMAS E DURKIN TRUST	JOHN & LINDA WATKINS LIV TRUST

CARLA DICKMAN LIVING TRUST	TYNDALL INVESTMENTS LLC

CAROL L LADY TRUST	SHARON REDD

ANDREA T FRAZER LIVING TRUST	LEEROY LAURIDSEN

ROBERT L SCHROEDER JR	JOHN D & MARY J TALAGA

BETTY M HONBO REV LIV TRUST	MARK E BLUM

FREDRIC NORITAKE & P NOLIN	ROBERT P & HARRIETT M LOWETH

ALVIN & CYNTHIA STIGGE REV TRS	JANIE D PATRICK

MARILYN J LINTON LIVING TRUST	WILLIAM COE & NANCY AXELROD

DANA L SCHMELLER REV LIV TRUST	KENNETH & JOYCE BRANCH

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

PATRICK E DOUGHERTY REV TRUST	GEORGE J DACRE

BILL KINGSBERY	THOMAS L TWOHEY TRUST

ALLAN B & ANNETTE GROSSMAN	CHIAN FAMILY LIVING TRUST

TIMOTHY E POWERS	ROBERTA SUSAN SCHOEN TRUST

R SCOTT HOPPE	JEFFREY W & TAMARA L BAKER

HARRAL REVOCABLE TRUST	ROBERT D & SUSAN M SAWHILL

HAZEL HOUSTON TRUST	EDDIE D & JOYCE M HEWITSON

EVERETT J MAY LIVING TRUST 2	LAURA & BRIAN MICHAEL

RICHARD L & DORIS A BROWN	DAVID WHITMAN

WALTER J BELANGER TRUST	DELWYN HARNISCH

ERIC & BENNETH STAFFORD	TODD M & SHARI K ANDERSON

RANDALL L TALLENT	W JAMES & BERNICE WOOLSEY

HELOISE L POVEY REV LIV TRUST	HENRY JR & MARY M S CROMMELIN

JACK R & WANNELL T ENGLISH	FRANCIS W & CAROLINE N DANA

DOUGLAS MASSINGILL	RICHARD J & CYNTHIA A DOMANN

HOWARD CORBETT	JAMES D & PATRICIA BUCHANAN

ROBERT & ELIZABETH FITZGIBBONS	RICHARD E & MARY G CHAUMIER

SARA G SMITH	ELIZABETH ANNE BURT

ALVIN J JR & ELAINE M DENNIS	MIMI BENG POH YOSHIKAWA

ELIZABETH M BIESTEK TRUST	BARRY & CARYN DANOFF

JSG REVOCABLE LIVING TRUST	ERIC BOND

SANFORD T & DOROTHY WARD	MYRA GOLDSMITH

HEIDI E KOIZUMI TRUST	J STEPHEN & MICHELLE RYCHLY

GEORGE TAMASHIRO TRUST	TERI G FONTENOT

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ERIC KVICK	MICHAEL & CHERRY SCHURTZ

MICHAEL W SCOTT LIVING TRUST	DIANE M PORZONDEK

DARRELL & SUE HINSON	ROCHELLE & MICHAEL PLENKOVICH

2008 SHACKELFORD FAMILY TRUST	MICHEAL W & JACQUELINE MALOUF

ERWIN C & ELAINE USHER	CALVIN C & DOROTHY BROWN

ROBERT W ARMSTRONG	CLARENCE E MCKINNEY

WINSTON B & GLORIA ROSS	FRANK SZCZECHOWICZ

NANCY L GASHO FROMM LIV TRUST	ERIK LERNER TRUST

VICTOR N SOLT	THOMAS & LORRAINE ETHERTON

ERIC H MELENBRINK	ADRIAN C HARRIS

HAL H JOHNSON	BRUCE FLOWERS

KATHERINE YOUNG	SCOTT & DEBRA KURETH

CHARLES B BOYD	TOMMY & SUSAN CHACKO

DONALD & BARBARA MOORE	BRADLEY FAMILY LIVING TRUST

PATRICK E & LISA A MCALEENAN	WILLIAM N OTA

ANITA B MARKWARDT	RICHARD HEWARD & WENDY KOUBA

RICK & PAULA SITZMAN	MAURITA HADEN

HENRY A & CAROLYN F PELLERIN	SHARON M LEE TRUST

JOSE M JR & ROSEMARY SUMAJIT	KEVIN S KIMURA

HURT FAMILY TRUST	TIFFANY III & VIIU LAWYER TRST

JOYCE E STENSRUDE REV TRUST	DUDLEY W A CHANG TRUST

SAAR TRUST	DAVID A BUMANGLAG REV TRUST

PHIL & DEBORAH MAIESE	PAUL & JENNIFER COBB

NOVIL INC	JOHN & BONNE TAYLOR TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

BARBARA J B WHITNEY	THOMAS SALERNO

NANCY G KRCIL REV LIVING TRUST	DENNIS J & BARBARA M BAKER

TOMMY J & MICHAELYN CLARK	RESIDUE RECYCLING INC

RUSSELL WALKER	JAMES R & BARBARA PIPER

MARY F MOELLERING REV LIV TRST	MARK S CHMAR

KIMBERLY K DRAKE REV LIV TRUST	ECKHARD B & BARBARA BAUMUELLER

JOAN H ERICSON REV LIVING TRST	PETER L MULLER

COFFIN FAMILY TRUST	JAMES M & PATRICIA A LONGLY

MICHAEL & MARY GEORGAROS TRUST	ROBERT J OLSON

MCGRADY & DELMA J ANDERSON	SUZANNE H YOUMANS LABRIT

CZYSZ LIVING TRUST	GARY & DIANNE STITZ

JOHN R & MARY N LAYTON	ROGER & BETH SCHROEDER TRUST

DOROTHIE HALL TRUST	KENNETH J CAVANAUGH

JOHN P & TAMMIE L GINGAS	MELVIN S KAKAZU

JOHN G GAFFNEY	DAVID A BATENHORST

DOUGLAS E & PENNY A KEUTHER	CHARLES A SHIDER REV TRUST

FRANK J RUFFINO LIVING TRUST	WILLIAM ZIMMERMAN

TODD J & LISA J ABEL	JONATHAN KLEIN &JENNIFER SNELL

TILTON FAMILY TRUST	KEVIN FOURNIER

ALAN H TERAMURA	JAMES D & JUNKO Y DOMINGO

GLENN S SUEYOSHI	BARRON P HALL

REEGLER FAMILY TRUST	ARLENE L FRAILEY LIV TRUST

MARY KATE WALKER	WILLIAM DAVID SCHROEDER

THOMAS W & DIANE T KEOGH	THUY NGUYEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

EDWIN C BRUMMELS	JOHN & SUZANNE NICHOLSON

W RANDOLPH & MERRY E ZATOR	JOHN G & YVETTE HAEBERLE

RICHARD M ABERNATHY	QUERY FAMILY TRUST

LANDIS REVOCABLE LIVING TRUST	THOMAS A & MAUREEN M CIMINO

SHARI POLIQUIN	KEITH L TOMJACK

KEVIN J & BEVERLY E BOHRER	GARY A FRICK

HARTLEY SCOTT FORSBERG	ROBERT L RORY LIVING TRUST

RAYMOND F LIPPITT	ROBERT G & BONNIE F DODD

WAYNE STANIEC TRUST	ILEEN L KLEIN REV LIV TRUST

F GARY CUNNINGHAM	PERRY R & JULIE M BEST

JOSEPH A GUALDONI LIVING TRUST	ZUL & NASIM ABBANY

CURTIS A DELEGARD	RUTH A GOODSON

P M SCHREIBER & G MAIDENBAUM	ROBERT A DEE

BRIAN K C KAU REVOCABLE TRUST	THINH & MARISA NGUYEN

EDWIN E DICKAU	LINDA SUSAN MISTYSYN LIV TRUST

JANET RUTH ANDERSON	SHIMABUKU FAMILY TRUST

YANDELL FAMILY LIVING TRUST	WESLEY W CHING REV LIV TRUST

LYLE HEISS	PAUL E LABBE REV TRUST

SUZANNE E MORSE	MARIANNE H GICK TRUST

MELISSA M GREER	RICHARD C & DIANA BURNHAM

SAM C FORD	GILES M LITTLE

ALFORD L & JANET E STEPHENS	MARTHA FUNNELL

NEIL C & D JANE TAYLOR	FREDERICK MADSEN & K CARTER

MICHAEL P & BRENDA RATKIEWICZ	MICHAEL D & ADA N ADAMS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

BEVERLY PATRICIA S MILLER TRST	MARTIN P OWEN

JOHN & KIMBERLY RAYBOULD TRUST	RAMZI N & NICOLE SEIKALY TRUST

RADCLIFFE FAM TRUST DTD 2/5/98	GEORGE R GRANT

PATRICK H KENNEDY	CASE & KARLA DEBRUIJN

RICHARD M KOBDISH	WILLIAM E MIDDLETON

DONALD LUTZ REVOCABLE TRUST	PIERRE ALFRED

DAVID J & HAZEL M RICHARDS	GARY B & BENDA DAVIS

JOE CAMPBELL	DAVID E & REBEKAH J STEFFEN

JOHN & JUDY WICK REV LIV TRUST	ROCKLIN REDDING LLC

KEITH C & LYNNE M VALENTINE	RALPH & ROSALINDA ADAMS TRUST

ERIC A SHELDAHL	JAMES H & CAROLYN J VAUGHN

NICHOLAS J CALIO	LLOYD PAUL BURNSIDE

TY & ANGELA WIGGINTON	ALFRED E KOHLMANN

ROGER J CHUSTZ	CAROL A BROWN REV LIV TRUST

ROBERT H HOH TRUST	LOIS ANN BARKLEY

DIANE J & GREGORY P HOFER	BETTY VASILAKOPOULOS

SHIRLEY C SNOWDEN	DARREL BUCHWALD/PAUL GARRETT

JAMES & LISA O’NEAL	JAMES THOMPSON/MARYANN BRANDT

HAMILTON LIVING TRUST	EULA MAE LIPPITT

DR VINCENT JOE	CLINT & SUMMER BARMES

ANDREW KORCEK	DONALD & RUTHIE SCHULTZ

BEN & SHERRY K WHITSETT	SIGURD M HOPPE PHD

TERENCE HANLEY FAMILY TRUST	DOUGLAS L JONES

JOHN A III & CYNTHIA A SECRIST	DAVID FIORE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ROBERT T BALLANCE	DEAN A BEAVERS REV TRUST

MARY B & JEFFERY K WIRTH	DENNIS L & SHERYL A MULDER

BYRON & JANA RAE OLIVER	LARRY N & ROBIN T PEVNICK

KAREN C & TIMOTHY SHAFFER	GREGG A & WENDOLYN L SMITH

CHRISTOPHER R SARTORI	SUZANNE W CHANDLER

CHARLES BREWER FISCUS TRUST	JANET L DENNINGS TRUST

ROBERT CLAYTON & S J FREDRICK	STEPHEN F & SUZANNE T RAMPONI

JOHN E HEILSTEDT LIVING TRUST	MD STRONG LLC

KLIER FAMILY TRUST	MARK L & PATRICIA W SCHAEFFER

MICHEL D & VICTORIA L CLIFFORD	KIMURA FAMILY TRUST

JOHNSON-MORENO FAMILY TRUST	JOHN & DENISE GANDIS

FREDERIC E & DEANNA M WANZEK	THE MELIS TRUST

TODD & TINA LIBERTO	ROBERT & DAVID CAURDY

RICHARD H FITZGERALD LIV TRUST	DAWN D IMPELLIZZERI

ANTHONY P LOPRIORE	BILL & KATHY BEZANSON TRUST

CUMMINGS FAMILY TRUST	BARTON L & CARMELINE H HAKAN

SHERENE HUNTZINGER	ROGER & JUDITH VOGEL

GARY L & HARRIET L PECK	TIMOTHY F & VALERIE P WILLIAMS

ZELPHIA MERKEL	FRED & CAROLYN SPENCER

DAVID & DIANE CHARLTON	SHEA & RUTH ROOD

BRUCE J & JACQUELINE A KELMAN	CHERYL MAYER & DENNIS KLEBBA

RICHARD S BURTWISTLE	BRIAN J FLEMING

GERALD DEE CAMPBELL	K KAUFFMAN TRUST

CHARLES & SUSAN BROWNING RLT	LESLIE S & LEONA M K CHINEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

NELLANETTE ARAKI	ROBERT & JOYCE BORNEMAN

SCOTT & PATRICIA MEDEN	VAONA P HARTLEY LIVING TRUST

SAMUAL CHAPIN & LORETTA SOFFE	PENNY L PARKS

JAMES & MARIE LINTON	ANGUS FAMILY TRUST 1997

ANN MARIE NEWMAN	MULROY LIVING TRUST

SHUN HING V CHAN	ROBERT MCKIBBEN

THOMASINE L GISSEL	NGHIA NGUYEN & DATHU DOAN

JAMES & AMANDA SAFKA	MARGARET SCHROEDER HVIZDA TRST

JASON B YU	PATRICK BRAY & BETTE BONDER

PAUL R & SINA M I PRADEL	MICHAEL STANIEC TRUST

LARRY E PAUL	ROBERT & SANDRA IVERSEN

BLAND LIVING TRUST	PATRICK S & KATHLEEN MATHEWS

PAUL & PAMELA BUMANN FAM TRUST	ROBIN M NISHIMURA

JOHN A & BARBARA K BEILFUSS	SANDRA K IRISH

JOHN & MAURA MCDONALD	WILLIAM D MAHER

ALAN R KING	STEVEN W LEE

RICHARD J AMBROSE	RICHARD J GREENWOOD

SHELLEY M & KATHY C BOWLES	PATRICIA E XANDER

JOHN G JOHNSON JR	MICHAEL H & JUDITH A HARDMAN

DAVID M SILBERMAN	BEVERLY A NOE

KEITH D & NANCY B BROOKS	JERRY L & MARY BAIRD KRAFKA

RICHARD & JEAN MCINTOSH	LAVERNE J & JUDITH A WEBER

JAMES L RATHBUN	JOSEPH G & LAURA G MAHAFFEY

GREGG A KOLDENHOVEN	J W WHITMORE TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ELDORA L CHANG TRUST	ALLEN KRONICK

DAVID & DIANE GRUBBS REV TRUST	RUTH ELLEN BEAN LIVING TRUST

JIM K & DOROTHY C LITCHFIELD	STEPHANIE D BARKELEW

ROBERT W NEILSON JR	KARIM POONAWALA

KEVIN T CRAFT	JONATHAN R & TERESA M AGRE

CHARLES E SHELTON JR	STEPHEN T & SHARON M WARNER

NANCY M CLAYTON	PETER D WENDELL

COREY C CONRAD	MICHAEL A COGDALL

UNGREN LIVING TRUST	KENNETH BROUGHTON

JON R & PATRICIA ALEXANDER	CHALBOURNE R & ERIN BRASINGTON

DOUGLAS E ZIMMER LIVING TRUST	DOUGLAS HEFFNER

THOMAS W HENSON JR LIV TRUST	GARY & JUDY MEYER

DALE E & NANCY G JONES	LARRY & VIOLETA JANOLINO

C PHILIP THOLEN 2007 TRUST	ROBERT BORNEMAN

PAUL LEON TRUSKEY TRUST	RICHARD L & CHUMNEAN JOHNSON

DARRELL L HARTLEY	JOANNE S GEIST TRUST

SCOTT & SHANDA BICKELHAUPT	MICHAEL B & KRIS A HANSEN

MAXCY III & PATRICIA NOLAN	DR MARK E & CAROL S LIPITZ

CHARLES L & KATHERINE L BOWERS	PATRICK T & HEIDI A CARNEY

MARINELLA & CORNELIUS VAN HAL	ANTHONY & SHEILA VICTORINO TRS

TERRY C & LINDA S HORNUNG	KIRK D PETERSON

DEBORRAH F & DANIEL VANDIGO	TIMOTHY & FRANCINE ROTY TRUST

HAL L GREEN MD	WILLIAM & MARYJO MASTERSON TRS

THOMAS A & EDITH NANICK	MASARU W & CLARA S NAGANO TRST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JANICE MARIE SOCHA-OLIS	ROBERT T MATSUWAKA TRUST

ROSEMARY MOFFETT	TAMIKO Y BROMS & JOHN YAMAMOTO

ROBERT Y BAIR	EMILY P Y NG

C EDWARD DAVIDSON	DEBORAH B SCOTT

GREGORY & RENESSA FONTENOT	JAMES E TODD REV TRUST

KAREN J JACOBS	THE HEBBE FAMILY TRUST

SHARRON S TROLLINGER REV TRUST	MARY FLEISCHAKER & T P FRIDGEN

DELORES A STOLTMAN	SCOTT CURRENT

ROBERT C HUBBARD	DON & BARBRA DENMAN

RODNEY D DIR	JAMES & RENE BRONTOLI

JOHN & DIXIE DICKMEYER	GEORGE & OLENKA N COOLEY

FRANK S SMITH	ELLYN W & PAUL A FOLTZ

TOM & ANITA SZCZUREK	PAUL STATLER

NICHOLAS CAROSI III IRRV TRUST	JOSEPH & MARY-MARGARET KIM

TODD & SUSAN BLACK	DANIEL E CARR

SHEILA B FLYNN 2006 REV TRUST	LAWSON R & KRISTEN CARTER

LAURA G SHEPPARD	GREGORY & FRANCISCA SCHELL

MCNEAL LIVING TRUST	RONALD E & NANCY PURCELL

LAWSON FAMILY TRUST	CARL W NORTHROP

CHARLES P & CONSTANCE P BROWN	JAMES R JACKSON

JOHN P & LINDA K CHEMALY	J WILLIAM & PRISCILLA BOWMAN

JAMES R & DENISE HAVLAN	BARBARA A & STEVE O JUSTMAN

MCCOOK-MCWILLIAMS FAMILY TRUST	JUDITH R SIDES

ROBERT SCHELD & HUGH BAILEY	CHENG SHENG LEE & FEI HU

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JUSTIN & KIERSHA WHEELER TRUST	RANDAL Y & PATRICIA HASHIMOTO

JOHN & KAREN NELLIST TRUST	EDWARD & FLORENCE IIDA TRUST

PAUL & JILL GILLARD TRUST	MARLYN S BURNS

RICHARD F & BETTY J BURBAGE	LOIS MONDT TRUST

PAUL C LAGUE	WILLIAM & PATRICIA KAHLENBERG

DANIEL J FITZSIMMONS	RICHARD JENSEN TRUST

GEORGE H JR & JANE O CAIN	BRADLEY BILICKI

RICHARD E & MARGARET E JENSEN	JANE FISHMAN

PHILIP HOLLYER LIVING TRUST	FRANCIS G O’CONNOR

MICHAEL & CAMILLE BIANCO	STEPHEN L WYARD

CUNNINGHAM REVOCABLE LIV TRUST	MARK LANDVIK

BRIAN CHOU & KATHRYN REID	JAMES POLIQUIN

CHRISTOPHER J ELLERBROEK	WENDY REINER

JONATHAN D WARREY	ROBERT & LINDA Z ARMES

SHERMAN & SHIRLEY L MARKOWITZ	CATHERINE M GRAHAM

ALLEN R MAJOR	LESLIE JAY KATZ

WILLIAM A & ADRIANNE S LOWETH	EILEEN F MCGARVEY REV TRUST

ZENA KAUFMAN TRUST	JAMES & CINDY WALTER

JOHN J NANIA	THEODORE WERNER

JEFFREY M LEE REVOCABLE TRUST	DONALD MEYER & LINDA LONGFRITZ

NILS C KONIKSON	BRUENING FAMILY TRUST

WILFRED R CASTRO REV LIV TRUST	WILLIAM & PATRICIA KNESS

ARNERICH FAMILY TRUST	DR SHOW-CHU & SHIRLEY M E WONG

JAMES MICHAEL FARRAR	BRET VANLEEUWEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

THE DALLIN LARSEN TRUST	JOHN H & HOLLY RANKIN

LINDA DIANE MATHURAN FAM TRUST	PRUDENCE A CONLEY REV TRUST

STEVEN & MELANIE KENNEDY	ELMER Y TAKEUCHI

THOMAS G LONG	RUDOLPH L CHENETTE

AMBROSE CHAN	ROBERT D BOONE II

DANIEL & HALEH BANAYAN	HUGH WILLIAMS / SARA JEROME

DONALD KELLEY LIVING TRUST	GARY & LORA BERGER

LYNWOOD M & JUDITH S DRISKILL	DANIEL C BATTISTONI

ANDREW J & CARMEL F LUCIBELLO	STEVEN R & SHARON H MCCRUM

PARVEZ & FARAH SULTAN	LLOYD W & JANE ROTTON

RICHARD & MARY GLENDENING	JOSEPH S & EILEEN K WOO

LARRY D & LISA FRIEDMAN BOYD	RICHARD J WANGLER REV TRUST

GARY FORD & LISA TAVERNA	CHRISTOPHER G & KAREN PROHASKA

MEHDI ROUSTAYI TRUST	DIANE E LEAKE

GLENN & GLADYS RIMBEY	MICHAEL D & MAUREEN SUTHERLIN

ROBERT T BROWN	JERRY & JOYCE A MARTIN

GREG & BONNIE HEMBROCK	JACK FLANNERY

HARRY R JR & JANET IRWIN TRUST	GARY MCGRAIME & MARY E LAVIN

LAWRENCE R & BARBARA L P ALLEN	STERDA LTD

GARY R SCHERBER	JACK A & BETTY C BACSKAY

JAMES K SUTTER	JOHN SUNDBERG

TERRY R BEALE	VINCENT J DEANGELIS

RORY A M DELANEY	LYNN M SWEETING

TIMOTHY P REARDEN	HARRIETT HAAG

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

SCOTT JACKSON	JOSEPH J & DIANE ZAPUTIL

D’AGOSTINO REVOCABLE TRUST	LEONARD PARTNERS LTD

NOBLE J & JOAN WILEY LIV TRUST	STEVEN R & DEANNA CARAWAY

JEAN N OXENFORD	JUDITH A MOGELNICKI REV TRUST

MICHAEL A SWINKELS	MEREDITH A NEIZER

JOHN & SHAREL DYER	ROBERT & SUZANNE HAMILTON

TOBY ALFRED & KENNETH ALFRED	CYNTHIA DIETRICH LIV TRUST

MATTHEW & ANDREA PITZEL	ROSS MURAKAWI

PETER L & TERESA M PERKINS	STANLEY T NAKAMURA REV TRUST

R RAY BROWN	STEVE & STACY CHOJNACKI

DALE R HANSON REV LIV TRUST	JANET A MCCABE

FRANKLIN & MOLLY HOMER	DEBRA A GREENWOOD

MARILYN J QUAMME REV TRUST	DR RICHARD G LUCAS JR

PETRICH FAMILY REV TRUST	KATHY A FRASER

SLAUGHTER FAMILY TRUST	DENNIS & LINDA MARTON

BOBBY L HURD REV TRUST OF 2008	BRUCE & PATRICIA DANBOM

ROGER H & JANICE M STEINER	RAY E & DEBORAH T HALL

CHARLES J & KATHLEEN K NEIR	BILLY R POE

JAMES A CARTER FAMILY TRUST A	COLIN DROZDOWSKI

PAUL S & SHIRLEY G NOLAN	DARRYLE L & DAWN M OWENS

LYNN R SMITH	MICHAEL IRVIN

JAMES WALLACE & PEGGY R KELLY	RICHARD COLLINS

GORDON H & JAYME V CRAFTS	MICHAEL J THALER

WILLIAM C WILSON LIV TRUST AGM	DANIEL & ROBIN FIORE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

PHILIP HORABIK	KATHLEEN ISDITH & R V ANDERSON

DAVID J & MARCY G FISH	KATERINA V NEWMAN

R A MIDDLEBERG & D M HERSHOCK	WILLIAM J KASPER

WALTER K NAGASAKO	JAMES & LESLIE SINNING

PIRKLE FAMILY TRUST	ARLO E DEARBORN REV TRUST

ROGER C BROSSMER	DAVID E & GINA M PELINO

ANN E ZELLMER	JACQUELYN K & ROBERT L JEWELL

MICHAEL P IRISH	JAMES F HALE

BILLY J & LOVE JOY WELLS RLT	SCOTT KUMM

S E & H J HERMAN REV JNT TRUST	LAWRENCE E DOYLE REV TRUST

MELVIN S & ELIZABETH F TANITA	DAVID R BRALLIER

JAY W KELLEY	R G GRIMBALL

ROBERT W & JOANNE B ATWOOD	ROBERT A & LAURA D FLETCHER

RONALD & LYNDA HONBERG	JOHN F BALOG TRUST

PETER A & TERESA L VONRUDEN	MICHAEL J & APRIL R MALKOWSKI

WILLIAM D FRIEND REV LIV TRUST	RICHARD CHAMPAGNE

LANDIS FAMILY TRUST	DOROTHY J PARKER REV TRUST

DAVID WINKLER	TPK HOLDINGS LLC

ANTHONY JR & MARGARET BASILE	DAVID B SYBRANT

ANNE G RANDALL	HAROLD DOUGLAS SCHULER LIV TRS

ALAN J GROEDEL	RICHARD J BILSTEIN

NICHOLAS BRET DEBENEDICTIS	ANGELA CASS-PROST

EVELYN E COLLIS	FRANK M WILLIAMS

HINES FAMILY TRUST	ELDONNA R BRIDGES TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ROBERT E & PATRICIA T DRYDEN	JASON & SETSUKO TAMURA

CHRIS E BEALE	TRACIE W WRIGHT 2001 REV TRUST

GLORIA B STARKMAN	BRIAN TREMAINE

GUY P BOPP REV LIVING TRUST	RONALD E DAGLEY

GARY & JERIE SCHWARTZ	MADELYN HAINES TRUST

THOMAS L RUCH LIVING TRUST	ROBERTO AUFFANT

NANCY B BROWN	JEREMY & ANGELA ARMAGOST

PAUL E PLAYER	JOHN & JANET GRIFFIN

JOHN J & DOREEN L GRIFFITH	WAYNE J & PAULETTE ROBICHEAUX

ROBERT HODAPP & E M DYKENS	MARY BESS TOWNSEND

ROBERT M HEMBERGER	MATTHEW J & JILL K KEATING

ROBERT A PATTERSON	NASLUND REVOCABLE TRUST

PAUL HUDAK	WILLIAM MISKO

PRAG LIVING TRUST	STEVEN L ANSON

MARK & RITA RAMSEY	SUSAN TEMPLETON REV LIV TRUST

HASHIM M YAR & MARIA Y WOLOSON	JANE A HARMS REV TRUST

MICHAEL P & MADONNNA B ROTH	BRUCE A & PATRICIA A MICKLE

MICHAEL SILVERMAN	RONALD A SACHER

KENT & BARBARA SUMMERS	DAVID A HEWITT

ROGER E & LINDA RAE ARNDT	RENEE L MILLER

BARBARA Z & DAVID S MOSS	KAREN L SPETMAN

HAROLD W JACKSON	RANDALL E & VELIA L CONGER

LINDA J TAYLOR	TOM T & DENISE G KEY

DAVID T PARKER	FRANK M SR & LAVONNE A GLOVER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

WILLIAM F GRIFFIN LIV TRUST	R G SIMMONS & M A PAVLETICH

BARBARA A MELROSE	MARK & LYNN BURKHART

ERIC & LISA SORENSEN	WILLIAM R RIEMAN TRUST

JEROME B KAUP	MONTE L & DIANE D BURCHILL

CHARLES & CAROL WARNER REV TRS	JANICE R TERZAKIS

KATHLEEN A MALTMAN	ELEANOR S WOODARD

NINA C CARLSON	JAMES F JR & TERESA NEWSOM

ROBERT N EARHART	ROBYN F WEINBERG LIV TRUST

RANDALL A BERGERON	DANIEL W MURPHY LIV TRUST

JOHN PLONKEY	FRANK L & JAYNE O KEBE

PAUL F SEGER	ROBERT & LINDA KETELSEN TRUST

SHARON P LANGE	PHILIS & ALEXANDER GEORGE

MARGARET M & KENNETH KLESPIES	THOMAS F JR & ELLEN M R TOLIN

KENNETH F & MARGARET KLESPIES	FRANK G SANDMAIR TRUST

BILL OPINCAR	THOMAS O & MARGARET M MOLINEUX

DAVID E OPEL	THOMAS H & MARY M TAFT

JOHN W ALDEN	FRANK & MARGARET MINIK

TOMOHIRO YAMASHITA	KEN GEORGE

JOHN A & ELIZABETH ENGELHARDT	FRANK S PALMER REV TRUST

GARY W PARKER	MYRON M NAKATA REV TRUST

ANNABEL E PAGE	ERIC & DONNA HIGUCHI

JOYCE M SCHORK FAMILY TRUST	JAMES & MARY BLASZAK

MICHAEL A HARDER	KARL R CLEMENTS TRUST

W G TREY WING III	RICHARD W & KATHY O BALL

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

GLYNN D & ANITA S NANCE	DARWYN B & CYNTHIA G CRAWFORD

DOUGLAS P HUTCHESON	LARRY N C & CAROLYN Y CHU

MICHAEL J FONTANA	DOUGLAS N GERBAZ

GENEVIEVE LAIGO TSTMTRY TRUST	WALTER & DOROTHY KOKOBUN TRUST

MARK G HEITKAMP	RONALD D & BOK SON HOWLAND

DANNY E MATHIS	JANET MILLER

RICHARD I & WENDY C TODD	FRANKLIN MALLINDER & S QUISH

DAVID & KARLA HARPER	RICHARD W JR & RITA KIMBELL

LYNNE A ALBEE REVOCABLE TRUST	JKB INVESTMENT LLC

JAMES E ANDERSON	KENTON C ENSOR

GREGORY W & LOUISE OVERBEY	BRIAN D & DEBRA M KOMA

NICOLAI FAMILY TRUST	CAROL FRANK

DAVIDOVICH FAMILY TRUST	DAVID & JOANNE YANDELL

HEBBLETHWAITE LIVING TRUST	JAMES D & DEBRA L ZYLSTRA

OTTO & JOANNE HAVELKA TRUST	GAIL ENTRINGER

WANDA FAYE BENNETT TRUST	SCOTT & ANY CURRIER-PETERS

CHARLESTON MANOR PARTNERS LLC	CHRISTOPHER J FAKULT

GREGORY B TAYLOR	MICHAEL R MESSICK TRUST

KEITH & JACQUELINE CORBIN	JANICE LAI

MITCHELL E STASHOWER	THOMAS J MATHEWS

FRED C & KAY PRUETT	BRIAN WILSON

ROBERT G & MARILYN EVANS	DR WILLIAM & ELAINE MESTREZAT

PATRICK J PETRILLO	ROBERT J JR & SHARON W KELLIS

ROSEMARY K KADLEC TRUST	ROBERT MANSKER REV LIV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

GINA F SONDER	ROGER B JOHNSON JR

VAL & LAURA DUNN TRUST	ANDREW H WALKER

BYRON K WEBB	PETER A & SUSAN I BOLING

LUCIGUELA E KING-SMITH	ELSA WOOD

SHARLENE G BRUNS LIVING TRUST	MICHAEL E & APRIL D GRUVER

ROBERT O & DEBORAH FIORENTINI	E DIXON CONN III

SCOTT J MOREY LIVING TRUST	MARTIN C LENSING

LAURA J TEMPLE LIVING TRUST	JACK M III & DIANA K GALE

PORTER EVETTE	CHARLES A & MARY S PROBASCO

WALTER R & KATHLEEN LINDERMAN	NICK G COVELLI

TUPPER S BRIGGS LIVING TRUST	JOSEPH F SCHULTE

TIMOTHY L & REBECCA L DORAN	HOWARD W & BEVERLY A SPIES

JAMES P MUNKERS	JOHN A RHODES

RICHARD A GAGNE	CURTIS & SHARON OKI

JULIE K DOOM	MICHAEL H LUM REV LIV TRUST

ROBERT W GURNEY	CHRIS D & ANDREA SMITH

CHARLES & LINDA BORRENPOHL	WALTER & KAY NIELSEN

WILLIAM F YOUNG	ROBERT F & MARTHA C BARNES

DANIEL D & CATHERINE G MALLIET	THOMAS W BODENSTEINER

JARDINE FAMILY LIVING TRUST	MARK E & SALLY J REVERE

LYNNETTE MORROW	JUDITH P HAVRILKA

JACKIE D WOODARD	MARK S HOMER

STUART W BENJAMIN	DAVID & MARCIE DEMCHUK

CHARLES E FURR REV LIV TRUST	GARY & SHARON SOBOLEWSKI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

DOROTHY A SORAYAMA REV TRUST	MICHAEL & JANICE O’NEAL

REED KISHINAMI	KAY CHAFIN

CAROL J CASTRO REV LIV TRUST	ROBERT SENF REV LIV TRUST

FRANK E & RUTH E BALCH	MARY K MOLNAR

JUDY TOWNLEY	JANE J KINSLINGER TRUST

IRENE & MANUEL CASTRO	CLAUDE B FORSHIER

JEREMY & MELANIE HJELM	EMIL SIPKA

DIXON INVESTMENTS LTD	VIRGINIA & MARVIN SATTERFIELD

SUSAN M HALLORAN	FAITH HANSBROUGH

LYNDA E & LEWIS W ZYTKOVICZ	ELSIE DOSS

JEAN R GUEZ	CHARLES DOSS

J HILDEBRANDT & S LAMPKIN	BARRY F BARNHILL

DAVID L & SHERRI A JONES	JOHN T & LAURA J S CARNEY

BILL J & DIANNE F DULIN	ROBERT L HALEY TRUST

KENNETH A & SAMMIE BLADES	MARK A & JULIA MYERS

A NEIL & DIANE L CORMICAN	WAYNE SERIE REV LIVING TRUST

LYNCH FAMILY INVESTMENT TRUST	CAROL L DARLAND REV TRUST

OLETA SCHEER-PETERS TRUST	CAROL B GRANT

SCOTT & GWENDOLYN EWING	GARY E & LINDA L ROUNDING

JOHN & JOLEEN VATCHER TRUST	BARBARA B RONEY TRUST

GILBERT B & CHERYL A LOOMIS	ERWIN & JAN WEICHEL

CLIFFORD S & DEBBIE S DOMPIER	J BERT BOUY

PAUL C CARROL FAMILY TRUST	KATHERINE L BATTS

CALVIN K WANG-TRUSTEE	TIMOTHY & WENDY TROYER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

CECIL G & BARBARA B FUQUA	DAVID & SUSAN PRITCHARD

MARILYN DEWITT	JOHN ROWE

JOYCE M WYNIA	PLATT T HUBBELL REV TRUST

MICHELLE ROCK	HAMILTON FAMILY TRUST

D A POLLOM LLC	GRANT & NANCY DAVIS

CHARLES J & ANN E SPOHN	LYNN R & SUE R VENTEICHER

WANDA FRANCES VERNER	DR SHEILA COOPER & M W HINTON

MOSLEY LIVING TRUST	CHARLES E & RUBY BERNICE CLAY

GAIL ESHENBAUGH	J SCOTT KABAS

WILLIAM D & MARGARET M GORE	RANDY RENTSCHLER

STACY A & DIANNE K BEAUCHAMP	BRIAN A COELHO

MICHAEL J & ANNE L ZOELLICK	MARY B MCCOY REV TRUST

EDDIE G & MONICA A CLEMENT	WILLIAM M CONROY III

RODNEY D & NANCY K FLEER	DAVID P & MYRNA B SCHNUR

WILLIAM ZINKE & BROOKE ACKERLY	MAY S MURAKAMI REV LIV TRUST

JORDAN FAMLY TRUST	GLENN T SAITO

POWHATAN & BEVERLY CARTER TRST	MARY ANN JOERRES

PATRICIA M RAHN LIV TRUST	RICHARD W & KATHY G SPLETTER

BRADLEY W & SUSAN M BARTEL	DAVID W PALMER

DENNIS & KIMBERLY KNOUSE	FRED W & BARBARA J KLATY

MAUREEN JOE	COELHO 1995 REV TRUST

KENT L GANSEBOM	STEVE T CAUDLE

ROBERT W RIEMAN TRUST	LYNN GRIMSLEY

MARK S BRASHEAR TRUST	WILLIAM J MCCARTHY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

TYLER & BREA WAYMENT TRUST	JONES FAMILY TRUST

CHARLES B & DEBORAH C MONCURE	MARILYN L SANDER

JING YANG TAO	EDWIN R HAYEK

RODNEY S & JOANNE CREVOISERAT	DAVID R & MARSHA S JOHNSON

GENE E LAND	GENE H PORTER

TESS NIEBERDING REV TRUST	RODNEY D DIR REV TRUST

FRED ANDRES	FRANEY FAMILY REV TRUST

LORI LITTLE	PATRICIA A CLARK SEP PROP TRST

DANA SEXTON	DEAN D WEEMHOFF

DOUGLAS H MOREY TRUST	EUGENE GENTILI

MONAMIE GHATAK	RANKIN FAMILY REV TRUST

VERONICA ORTIZ-BUCK	JANE DAHLQUIST REV TRUST

DR CARLOS A OMPHROY MD	SMALLWOOD JOINT FAMILY TRUST

GEORGE P & DIANE M SANDLIN	DARRELL BRYSCH

DEAN K TAKAMINE	JOHN O KAIN -SEPERATE PROPERTY

RICHARD A & DIANE M HALL	SCOTT E SANFORD

AMY S BRASWELL	FRANK J MCCALLUM

RICHARD G FARLAND	THOMAS J PUSATERI

SHOBE FAMILY TRUST	ELLEN L POLOKOFF

GREG WIEHLE	SUSAN F THAIN REV LIV TRUST

ROBERT S DENMAN REV TRUST	MARSHALL D HARRISON JR

KEES FAMILY REV LIVING TRUST	DOUGLAS G HESSE

RODGER & TERRY SAYYAH TRUST	STANLEY & TASHA JOHNSEN

DANIEL G & MARILYN WILSHIN	CURT LADD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

HERBERT & LEIGH LEMOYNE	PAUL L & JO ANN ZWEIACKER

JEFFREY Q PARRISH LIV TRUST	LLOYD K MIGITA

JAMES J & SHELLY HORVATH TRUST	DONALD T AU

CURTIS & DARIA COLLETTE	CHERYL C BUES

KENNETH HALVELAND REV TRUST	ROD & PATTY HOOKER

DAVID R & SONDRA G BEITH	THOMAS & PATRICIA MAZUREK

THOMAS PENDER LIVING TRUST	KURT & RENEE SUZUKI

GEORGE D & TERESA O HOLLAND	JOHN W RUDIBAUGH

GARY RIDDELL TRUST	JASON PATTON

JOHN & TANDY DEAN	RONALD G & LOU ANN MULHOLLAND

ROSALIE LOGSDON TRUST	ADAM ROSENBERG

PERRY FRANKLIN	DARREN ROSENBERG

GERALD L & ARLENE E SMITH	JON H SCARPINO

ANTHONY R & SHARON L PACE	ROLAND & LUANNE BERGSTROM TRST

MARTHA ROSE STANLEY	JERRY L & JUDITH A HOFFMAN

BRETT & KATHLEEN DABERKO	LAWRENCE M T CHEW REV TRUST

LINDA MARIX	BARBARA J COSSARINI

JEFFREY M & BONNY G CLARK